UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed publicly, the Company entered into a securities purchase agreement to acquire 6,918,547 shares in DBOT in exchange for 4,427,870 shares of the Company’s common stock at $2.11 per share. In July 2019, the Company entered into another securities purchase agreement to acquire an additional 2,224,937 shares in DBOT in exchange for 1,423,960 shares of the Company’s common stock at $2.11 per share. The two transactions, which increased the Company’s ownership in DBOT to 99.04%, were completed in July 2019. The securities purchase agreements required the Company to issue additional shares of the Company’s common stock (“True-Up Common Stock”) in the event the stock price of the common stock fall below $2.11 at the close of trading on the date immediately preceding the lock-up date, which is 9 months from the closing date.

The Company accounted for the additional True-Up Common Stock consideration as a liability in accordance with ASC 480. We recorded this liability at fair value of $2,217,034 on the date of acquisition. As of September 30, 2019, we remeasured this liability to $2,327,919 and the remeasurement loss of $(110,885) was recorded in the other income/(expense) of the income statement.

On January 31, 2020 the Company issued 10,883,668 shares of the company’s common stock pursuant to the terms of the True-Up provisions of the securities purchase agreement for the Company’s acquisition of the Delaware Board of Trade (DBOT). The securities purchase agreements required the Company to issue additional shares of the Company’s common stock (“True-Up Common Stock”) in the event the stock price of the common stock was below $2.11 at the close of trading on January 30, 2020, the day immediately preceding the lock-up date. The common stock issuance is subject to the restrictions of Rule 144A of the Securities Act of 1933

The Company issued the shares of its Common Stock in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: February 5, 2020	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer